FORM OF CORPORATE GUARANTY

1. Identification.

This Guaranty (the "Guaranty"), dated as of November 15, 2006, is entered into by Inrob Ltd., a State of Israel corporation ("Guarantor"), for the benefit of the parties identified on Schedule A hereto (each a "Lender" and collectively, the "Lenders").

2. Recitals.

2.1 Guarantor is a direct subsidiary of Inrob Tech Ltd., a Nevada corporation ("Parent"). The Lenders have made, are making and will be making loans to Parent (the "Loans"). Guarantor will obtain substantial benefit from the proceeds of the Loans.

2.2 The Loans are and will be evidenced by certain convertible promissory Notes (collectively, "Note" or "Notes") issued by Parent on, about or after the date of this Guaranty pursuant to subscription agreements dated at or about the date hereof ("Subscription Agreements"). The Notes are further identified on Schedule A hereto and were and will be executed by Parent as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

2.3 In consideration of the Loans made and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Notes, Subscription Agreements and any other agreement between or among them relating to the foregoing (collectively, the "Obligations"), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Guaranty. Obligations include all future advances by Lenders to Parent made by Lenders pursuant to the Subscription Agreement.

2.4 The Lenders have appointed Barbara R. Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about the date of this Agreement ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

3. Guaranty.

3.1 Guaranty. Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally with any other Guarantor, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by Parent being the "Guaranteed Obligations"), and agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Collateral Agent and the Lenders in enforcing any rights under the guaranty set forth herein. Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Parent to Collateral Agent and the Lenders, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving Parent.

3.2 Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Collateral Agent or the Lenders with

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: B. Joseph

Its: CEO

APPROVED BY "LENDERS":

Name of Lender (Print):

____

By:______________________________

Print Name of Signator:______________________

Name of Lender (Print):

____

By:______________________________

Print Name of Signator:______________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print): Professional Offshore Opportunity Fund, Ltd.
1400 Old Country Road Suite 206
Westbury, New York 11590

By: ______________________________

Print Name of Signator: ______________________________

Name of Lender (Print):

____

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print):
First Mirage, Inc.

By: ______________________________

Print Name of Signator: DAVID A. RAPAPORT, PRESIDENT

Name of Lender (Print):
____

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print): Generation Capital Associates

By: ______________________________

Print Name of Signator: David A. Rapaport
EVP & General Counsel

Name of Lender (Print): ______________________________

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ___________________________________

Its: ___________________________________

APPROVED BY "LENDERS":

Name of Lender (Print): The Hart Organization Corp.

By: ___________________________________

Print Name of Signator: DAVID A. RAPAPORT
EVP & GENERAL COUNSEL

Name of Lender (Print): ___________________________________

By: ___________________________________

Print Name of Signator: ___________________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print): PLATINUM PARTNERS LONG TERM GROWTH IV

By: [signature]

Print Name of Signator: MARK NORDLICHT

Name of Lender (Print): ______________________________

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print):
Centurion Micro Cap, L.P.

By: ______________________________

Print Name of Signator: **Abraham Schwartz, G.P.**

Name of Lender (Print):

____

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print):

Truk Opportunity Fund, LLC

By: ______________________________

Print Name of Signator: Stephen E. Saltzstein

Name of Lender (Print):

____

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print):

Truk International Fund, L.P.

By: [signature] ______________________________

Print Name of Signator: Stephen E. Saltzstein

____

Name of Lender (Print):

____

____

By: ______________________________

Print Name of Signator: ____________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print): ALPHA CAPITAL ANSTALT

By: [signature]

Print Name of Signator: KONRAD ACKERMAN

Name of Lender (Print): ______________________________

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

"GUARANTOR"
INROB LTD.
a State of Israel corporation

By: ______________________________

Its: ______________________________

APPROVED BY "LENDERS":

Name of Lender (Print): VISION OPPORTUNITY MASTER FUND, LTD.

By: [signature]

Print Name of Signator: ADAM BENOWITZ

Name of Lender (Print): ______________________________

By: ______________________________

Print Name of Signator: ______________________________

This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

SCHEDULE A TO GUARANTY

LENDERS	PRINCIPAL AMOUNT OF NOTE
PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. 1400 Old Country Road-Suite 206 Westbury, N 11590 Fax:	$300,000.00
FIRST MIRAGE, INC. 333 Sandy Springs Circle-Suite 230 Atlanta, GA 30328 Fax: (404) 257-9125	$125,000.00
GENERATION CAPITAL ASSOCIATES 1085 Riverside Trace Atlanta, GA 30328 Fax: (404) 257-9125	$125,000.00
THE HART ORGANIZATION 1085 Riverside Trace Atlanta, GA 30328 Fax: (404) 257-9125	$50,000.00
PLATINUM PARTNER LONG TERM GROWTH IV 152 West 57th Street New York, NY 10019 Fax: (212) 581-0002	$350,000.00
CENTURION MICROCAP, LP 3014 Avenue L Brooklyn, NY 11210 Fax: (718) 228-9570	$500,000.00
TRUK OPPORTUNITY FUND, LLC One East 52nd St., 6th Fl. New York, NY 10022 Fax: (212) 888-0334	$222,500.00
TRUK INTERNATIONAL, L.P. One East 52nd St., 6th Fl. New York, NY 10022 Fax: (212) 888-0334	$27,500.00
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-423-2323196	$300,000.00
VISION OPPORTUNITY MASTER FUND, LTD. 20 W 55th Street, 5th Fl. New York, NY 10019 Fax: (212) 867-1416	$1,000,000.00
TOTALS	**$3,000,000.00**